EXHIBIT 15
To the Shareholders and the Board of Directors of Morgan Stanley:

We are aware that our report dated November 3, 2021, on our review of the interim financial information of Morgan Stanley appearing in this Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, is incorporated by reference in the following Registration Statements of the Firm:

Filed on Form S-3:
Registration Statement No. 33-57202
Registration Statement No. 33-60734
Registration Statement No. 33-89748
Registration Statement No. 33-92172
Registration Statement No. 333-07947
Registration Statement No. 333-27881
Registration Statement No. 333-27893
Registration Statement No. 333-27919
Registration Statement No. 333-46403
Registration Statement No. 333-46935
Registration Statement No. 333-76111
Registration Statement No. 333-75289
Registration Statement No. 333-34392
Registration Statement No. 333-47576
Registration Statement No. 333-83616
Registration Statement No. 333-106789
Registration Statement No. 333-117752
Registration Statement No. 333-129243
Registration Statement No. 333-131266
Registration Statement No. 333-155622
Registration Statement No. 333-156423
Registration Statement No. 333-178081
Registration Statement No. 333-200365
Registration Statement No. 333-200365-12
Registration Statement No. 333-221595
Registration Statement No. 333-221595-01
Registration Statement No. 333-250103
Registration Statement No. 333-250103-01
Registration Statement No. 333-253728

Filed on Form S-4:
Registration Statement No. 333-25003
Registration Statement No. 333-237743
Filed on Form S-8:
Registration Statement No. 33-63024
Registration Statement No. 33-63026
Registration Statement No. 33-78038
Registration Statement No. 33-79516
Registration Statement No. 33-82240
Registration Statement No. 33-82242
Registration Statement No. 33-82244
Registration Statement No. 333-04212
Registration Statement No. 333-28141
Registration Statement No. 333-28263
Registration Statement No. 333-62869
Registration Statement No. 333-78081
Registration Statement No. 333-95303
Registration Statement No. 333-55972
Registration Statement No. 333-85148
Registration Statement No. 333-85150
Registration Statement No. 333-108223
Registration Statement No. 333-142874
Registration Statement No. 333-146954
Registration Statement No. 333-159503
Registration Statement No. 333-159504
Registration Statement No. 333-159505
Registration Statement No. 333-168278
Registration Statement No. 333-172634
Registration Statement No. 333-177454
Registration Statement No. 333-183595
Registration Statement No. 333-188649
Registration Statement No. 333-192448
Registration Statement No. 333-204504
Registration Statement No. 333-211723
Registration Statement No. 333-218377
Registration Statement No. 333-231913
Registration Statement No. 333-256493
Registration Statement No. 333-251157

/s/ Deloitte & Touche LLP
New York, New York
November 3, 2021